                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-22291, 33-54060, 33-62643, 33-83680,
333-07225, 333-33624, 333-39948, 333-39978 and 333-53824.

ARTHUR ANDERSEN LLP


New Orleans, Louisiana
March 13, 2002